UNITED STATES

                        SECURITIES AND EXCHANGE COMMISION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                                    Pursuant
                            To Section 18 or 15(d) of
                       the Securities Exchange Act of 1934
            Date of Report (Date of earliest reported): June 7, 2007

                                  SPUTNIK, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Nevada                      333-126158               52-2348956
           ------                      ---------                ----------
(State or other jurisdiction          (Commission            (I.R.S. employer
     of incorporation)                File Number)        identification number)

               650 5th Street, Suite 303, San Francisco, CA 94107
               (Address of principal executive offices) (Zip code)

                                 (415) 355-9500
               Registrant's telephone number, including area code

                                      None
                  (Former Address If Changed since Last Report)

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                                                               [LOGO OF SPUTNIK]

ITEM 9.01 Exhibits

99    Email to Investors

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Sputnik, Inc.
                                  (Registrant)


Dated: June 7, 2007                                  By:
                                                         -----------------------
                                                         David LaDuke,
                                                         Chief Executive Officer

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